Quarterly Holdings Report
for
Fidelity Freedom® Blend 2060 Fund
June 30, 2023
FBF-Y60-NPRT1-0823
1.9892483.104
U.S. Treasury Obligations - 0.1%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.14% to 5.19% 7/27/23 to 9/14/23 (b) (Cost $597,155)	600,000	597,365

Domestic Equity Funds - 49.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	3,207,285	44,773,693
Fidelity Series Commodity Strategy Fund (c)	30,057	2,909,486
Fidelity Series Large Cap Growth Index Fund (c)	1,624,005	28,290,169
Fidelity Series Large Cap Stock Fund (c)	1,647,147	31,131,077
Fidelity Series Large Cap Value Index Fund (c)	3,997,902	57,849,643
Fidelity Series Small Cap Core Fund (c)	13,301	136,603
Fidelity Series Small Cap Opportunities Fund (c)	1,095,209	14,106,292
Fidelity Series Value Discovery Fund (c)	1,440,328	21,345,656
TOTAL DOMESTIC EQUITY FUNDS (Cost $185,830,173)		200,542,619

International Equity Funds - 41.6%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	820,811	11,704,764
Fidelity Series Emerging Markets Fund (c)	1,322,217	10,987,620
Fidelity Series Emerging Markets Opportunities Fund (c)	2,610,681	44,251,046
Fidelity Series International Growth Fund (c)	1,650,277	27,114,052
Fidelity Series International Index Fund (c)	980,587	11,247,332
Fidelity Series International Small Cap Fund (c)	502,098	8,149,047
Fidelity Series International Value Fund (c)	2,457,019	27,174,626
Fidelity Series Overseas Fund (c)	2,163,068	27,124,877
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $166,317,548)		167,753,364

Bond Funds - 7.2%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	44,037	347,896
Fidelity Series Corporate Bond Fund (c)	2,940	26,607
Fidelity Series Emerging Markets Debt Fund (c)	268,463	1,986,628
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	70,876	666,230
Fidelity Series Floating Rate High Income Fund (c)	42,172	377,865
Fidelity Series Government Bond Index Fund (c)	7,259	66,563
Fidelity Series High Income Fund (c)	251,400	2,058,968
Fidelity Series Investment Grade Bond Fund (c)	6,944	69,089
Fidelity Series Investment Grade Securitized Fund (c)	3,272	29,122
Fidelity Series Long-Term Treasury Bond Index Fund (c)	3,808,639	22,928,007
Fidelity Series Real Estate Income Fund (c)	58,912	564,373
TOTAL BOND FUNDS (Cost $33,514,049)		29,121,348

Short-Term Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.14% (d)	459,957	460,049
Fidelity Series Government Money Market Fund 5.17% (c)(e)	1,314,259	1,314,259
Fidelity Series Short-Term Credit Fund (c)	11,809	113,482
Fidelity Series Treasury Bill Index Fund (c)	323,376	3,214,353
TOTAL SHORT-TERM FUNDS (Cost $5,104,014)		5,102,143

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $391,362,939)	403,116,839
NET OTHER ASSETS (LIABILITIES) - 0.0%	(80,191)
NET ASSETS - 100.0%	403,036,648

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	80	Sep 2023	8,981,250	(144,310)	(144,310)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	91	Sep 2023	9,745,531	(148,080)	(148,080)

TOTAL PURCHASED					(292,390)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	14	Sep 2023	3,141,775	(97,328)	(97,328)
ICE MSCI EAFE Index Contracts (United States)	19	Sep 2023	2,047,725	(15,197)	(15,197)
ICE MSCI Emerging Markets Index Contracts (United States)	71	Sep 2023	3,542,545	30,574	30,574

TOTAL SOLD					(81,951)

TOTAL FUTURES CONTRACTS					(374,341)
The notional amount of futures purchased as a percentage of Net Assets is 4.6%
The notional amount of futures sold as a percentage of Net Assets is 2.2%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $597,365.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.14%	426,394	2,648,243	2,614,588	6,834	-	-	460,049	0.0%
Total	426,394	2,648,243	2,614,588	6,834	-	-	460,049

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	320,628	35,691	1,395	50	(8)	(7,020)	347,896
Fidelity Series Blue Chip Growth Fund	38,827,427	3,804,493	4,422,317	-	(341,594)	6,905,684	44,773,693
Fidelity Series Canada Fund	10,095,134	1,341,400	161,006	-	5,508	423,728	11,704,764
Fidelity Series Commodity Strategy Fund	2,450,290	530,169	10,466	-	(468)	(60,039)	2,909,486
Fidelity Series Corporate Bond Fund	21,188	5,838	139	251	(2)	(278)	26,607
Fidelity Series Emerging Markets Debt Fund	1,729,186	249,986	7,256	27,413	82	14,630	1,986,628
Fidelity Series Emerging Markets Debt Local Currency Fund	589,406	60,590	2,372	-	100	18,506	666,230
Fidelity Series Emerging Markets Fund	7,039,367	3,716,792	14,673	-	355	245,779	10,987,620
Fidelity Series Emerging Markets Opportunities Fund	40,526,125	2,681,919	175,585	-	2,528	1,216,059	44,251,046
Fidelity Series Floating Rate High Income Fund	331,996	43,483	1,395	7,841	4	3,777	377,865
Fidelity Series Government Bond Index Fund	43,100	25,237	279	415	(3)	(1,492)	66,563
Fidelity Series Government Money Market Fund 5.17%	960,623	752,943	399,307	12,261	-	-	1,314,259
Fidelity Series High Income Fund	1,751,446	311,659	7,535	27,810	31	3,367	2,058,968
Fidelity Series International Growth Fund	23,433,260	2,774,651	105,572	-	2,527	1,009,186	27,114,052
Fidelity Series International Index Fund	9,717,071	1,309,086	110,628	-	6,795	325,008	11,247,332
Fidelity Series International Small Cap Fund	7,272,949	803,592	29,406	-	1,034	100,878	8,149,047
Fidelity Series International Value Fund	23,372,359	2,952,883	213,839	-	12,794	1,050,429	27,174,626
Fidelity Series Investment Grade Bond Fund	44,190	26,267	279	627	(3)	(1,086)	69,089
Fidelity Series Investment Grade Securitized Fund	23,693	5,990	140	254	(2)	(419)	29,122
Fidelity Series Large Cap Growth Index Fund	24,594,957	2,380,697	1,853,239	66,611	(66,330)	3,234,084	28,290,169
Fidelity Series Large Cap Stock Fund	26,960,430	2,559,020	411,685	-	13,868	2,009,444	31,131,077
Fidelity Series Large Cap Value Index Fund	50,285,640	6,279,744	1,064,322	-	7,223	2,341,358	57,849,643
Fidelity Series Long-Term Treasury Bond Index Fund	20,079,882	3,554,881	79,820	156,409	(132)	(626,804)	22,928,007
Fidelity Series Overseas Fund	23,410,669	2,796,043	193,959	-	6,864	1,105,260	27,124,877
Fidelity Series Real Estate Income Fund	565,933	75,358	81,993	9,987	(1,353)	6,428	564,373
Fidelity Series Short-Term Credit Fund	106,859	7,108	-	761	-	(485)	113,482
Fidelity Series Small Cap Core Fund	75,418	55,730	-	78	-	5,455	136,603
Fidelity Series Small Cap Opportunities Fund	12,337,513	1,528,709	495,859	-	(19,156)	755,085	14,106,292
Fidelity Series Treasury Bill Index Fund	2,485,916	1,061,104	330,478	31,971	(456)	(1,733)	3,214,353
Fidelity Series Value Discovery Fund	18,437,886	2,500,217	185,446	-	(295)	593,294	21,345,656
	347,890,541	44,231,280	10,360,390	342,739	(370,089)	20,668,083	402,059,425

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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